Giralda Risk-Managed Growth Fund

Class A:GRGAX

Class I: GRGIX

1-855-GIRALDA

www.giraldafunds.com

Summary Prospectus	October 28, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated October 28, 2015, along with the Fund’s most recent annual report dated June 30, 2015, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.giraldafunds.com/literature. You can also obtain these documents at no cost by calling 1-855-GIRALDA or by sending an email request to OrderGiraldaFund@thegeminicompanies.com.

Investment Objective: The Giralda Risk-Managed Growth Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 10 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if held less than 60 days)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.66%	0.66%
Acquired Fund Fees and Expenses (1)	0.20%	0.20%
Total Annual Fund Operating Expenses	2.11%	1.86%
Fee Waiver (2)	(0.36)%	(0.36)%
Total Annual Fund Operating Expenses After Fee Waiver	1.75%	1.50%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies and are estimated for the current fiscal year. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses of the Fund until at least October 31, 2016, to ensure that total annual Fund operating expenses after fee waiver (exclusive of any (i) any front-end or contingent deferred loads, (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, or (vii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than an adviser)) will not exceed 1.55% and 1.30% of the average daily net assets attributable to the Class A and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the end of the fiscal year fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$843	$1,165	$1,613	$2,849
I	$153	$550	$972	$2,150

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies: The Fund's adviser seeks long-term capital appreciation by investing in the U.S. equity market. It seeks to limit losses through its risk management strategy.

Investment and Risk Management Strategies:

Momentum-Based Sector Rotation

The Fund’s adviser utilizes a momentum-based trading strategy which seeks to benefit from participating in positive market trends while avoiding negative market trends. The adviser divides the U.S. equity market into the ten GICS (Global Industry Classification Standard) industry sectors found in the S&P 500 Index and then uses its proprietary momentum algorithm in analyzing market data to generate buy and sell signals for each sector. The Fund gains it exposure to these sectors by investing in exchange-traded funds (“ETFs”).

•	Buy and Sell Signals. When a sector receives a “sell” signal, it is sold in its entirety and the proceeds are invested in the remaining sectors proportionately to their target weights. Likewise, when a sector receives a “buy” signal, proceeds are proportionately taken from other sectors.
•	Maximum Allocation. No more than 25% of the Fund’s net assets may be allocated to any one sector. If fewer than four sectors have a “buy” signal, the remaining allocations will be made to money market funds or other cash equivalents.
•	Stable-Weighting. In the absence of buy or sell signals, sector allocation is kept stable by periodic rebalancing to the target weights of the sectors. A sector’s target weight is fixed by the adviser, and may be based upon the number of sectors receiving a buy signal.

Tail Risk Hedge Protection

The Fund may invest in derivatives to hedge all or some of the downside risks associated with investing in equity securities. Such derivatives may include index swaps that are expected to appreciate in periods in which the U.S. equity markets experience volatility. The Fund’s adviser uses its tail risk hedge protection strategy to help protect against sudden market declines.

  As a risk management technique, the Fund may temporarily invest in cash equivalents, debt securities and volatility-related derivative contracts such as CBOE Market Volatility Index (VIX) futures.

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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance.

The following describes the risks the Fund may bear through investments in specific securities and derivatives as well as indirectly through other mutual funds and ETFs.

  Derivatives Risk: Equity market-related swap contracts (including total return swaps) and options involve leverage risk, tracking risk and counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses. There is a risk that adverse price movements in a swap instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited).
  ETF and Mutual Fund Risk: ETFs and mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and mutual funds and also may be higher than other mutual funds that invest directly in common stocks and other securities.
  Limited History of Operations: The Fund has a limited history of operations for investors to evaluate.
  Management Risk: The adviser's dependence on its asset allocation and risk management strategies and judgments about the attractiveness, value and potential appreciation of particular securities and derivatives may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall stock market risks will affect the value of individual instruments in which the Fund invests. Factors such as global economic growth and market conditions, interest rate levels, and political events affect the US and international securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.giraldaadvisors.com or by calling 1-855-GIRALDA.

Investment Adviser: Giralda Advisors, LLC.

Portfolio Manager: Jerry Miccolis, Principal and Chief Investment Officer of the adviser has served the Fund as its portfolio manager since it commenced operations in 2014. Gladys Chow CIMA®, Managing Director of the adviser has served the Fund as portfolio manager since December 2014.

Purchase and Sale of Fund Shares: The minimum initial investment in Class A and Class I shares is $2,500. The minimum subsequent investment in Class A and Class I shares is $500. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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